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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 12, 1997

                                    KTI, INC.
               (Exact name of Registrant as specified in Charter)


    New Jersey                        33-85234                   22-2665282
(State or other juris-               (Commission               (IRS Employer
diction of incorporation)            File Number)               Identification
                                                                 Number)


7000 Boulevard East, Guttenberg, New Jersey                       07093
(Address of principal executive office)                         (Zip Code)


Registrant's telephone number including area code-                (201) 854-7777



                                 Not Applicable
         (Former name and former address, as changed since last report)
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ITEM 5.  OTHER EVENTS

         On August 15, 1997, KTI, Inc. (the "Company" or the "Registrant") amended its revolving line of credit with KeyBank of New York, increasing the amount of the line from $1 million to $6 million and extending its maturity to April 30, 1997. The line of credit may be used for general working capital purposes, issuance of letters of credit and bridge financings for acquisitions. Bridge financings may not exceed six months or exceed $1.5 million without (a) approved takeout financing in place or (b) prior approval from KeyBank of New York. Loan proceeds may not be used for permanent capital investments in subsidiaries or related parties. The line of credit has an unused facility fee of 1/8%. The interest rate on borrowed funds is the base rate of KeyBank of New York plus 3/4% per annum. The line of credit is secured by the assets of the Company and its subsidiaries, other than assets of subsidiaries pledged under project financing.

         On August 12, 1997, the Company sold Timber Energy Plastic Recycling, Inc., a Delaware corporation ("TEPRI"), to the management of TEPRI for $30,000 in cash and a $250,000 8% promissory note due on November 10, 1997. In the first six months of 1997, TEPRI had revenue of $1,118,000 and losses of $392,000. TEPRI was acquired by the Company as part of the acquisition of Timber Energy Resources, Inc. which owns and operates a wood waste burning power plant in Telogia, Florida and a wood chip mill in Cairo, Georgia.
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ITEM 7. EXHIBITS

Exhibit Number             Description
--------------             -----------

4.1 First amendment, dated as of August 14, 1997, to the LOAN AND SECURITY AGREEMENT between KTI, INC., KTI ENVIRONMENTAL GROUP, INC., KUHR TECHNOLOGIES, INC. KTI LIMITED PARTNERS, INC., KTI OPERATIONS, INC. and PERC, INC. The schedules to this Exhibit do not contain information which is material to an investment decision and which is not otherwise disclosed in the Securities Purchase Agreement. The Company hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.



4.2 SECURITIES PURCHASE AGREEMENT, dated as of August 12, 1997, by and among KTI, Inc., (the "Seller") and Wenoha Corporation, John
                           G. Mills, L. Don Norton, Glen Wade Stewart,
                           Bruce D. Wentworth and Donald E. Wentworth
                           (the "Buyers"). The schedules to this
                           Exhibit do not contain information which is
                           material to an investment decision and which
                           is not otherwise disclosed in the Securities
                           Purchase Agreement. The Company hereby
                           agrees to furnish a copy of any omitted
                           schedule to the Commission upon request.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KTI, Inc.
                                    (the Registrant)




Dated: August 15, 1997       By:   /s/ Nicholas Menonna, Jr.
                                    -------------------------
                                    Name:  Nicholas Menonna, Jr.
                                    Title: Chairman of the Board of Directors
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                                EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

4.1 First amendment, dated as of August 14, 1997, to the LOAN AND SECURITY AGREEMENT between KTI, INC., KTI ENVIRONMENTAL GROUP, INC., KUHR TECHNOLOGIES, INC. KTI LIMITED PARTNERS, INC., KTI OPERATIONS, INC. and PERC, INC. The schedules to this Exhibit do not contain information which is material to an investment decision and which is not otherwise disclosed in the Securities Purchase Agreement. The Company hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.



4.2 SECURITIES PURCHASE AGREEMENT, dated as of August 12, 1997, by and among KTI, Inc., (the "Seller") and Wenoha Corporation, John
                           G. Mills, L. Don Norton, Glen Wade Stewart,
                           Bruce D. Wentworth and Donald E. Wentworth
                           (the "Buyers"). The schedules to this
                           Exhibit do not contain information which is material to an investment decision and which is not otherwise disclosed in the Securities Purchase Agreement. The Company hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.